UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SideChannel, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SIDECHANNEL, INC.

146 Main Street, Suite 405

Worcester, MA 01608

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 23, 2026

Dear Stockholder:

We are pleased to invite you to attend a special meeting of stockholders (the “Special Meeting”) of SideChannel, Inc. (the “Company”), which will be held on September 23, 2026, at 9:00 a.m., Eastern time, at the Company’s office at 146 Main Street, Suite 405, Worcester, MA 01608, for the following purposes:

1.	To approve the amendment of the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to reduce the number of shares of common stock authorized for issuance from 681,000,000 to 13,100,000 shares and to reduce the number of shares of preferred stock authorized for issuance from 10,000,000 to 1,000,000 shares, and to approve a certificate of amendment to the Certificate of Incorporation to effectuate such reductions;

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1; and

3.	To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

The Board has fixed the close of business on July 24, 2026 (the “Record Date”) as the record date for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Special Meeting to our stockholders. Registration and seating will begin at 8:30 a.m. Eastern time.

For admission to the Special Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting. Your vote at the Special Meeting is especially important. If you do not plan on attending the Special Meeting, please vote, date, and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Special Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Special Meeting.

If you have questions or need assistance voting your shares, please contact Computershare, our transfer agent, by calling 1-866-595-6048.

Dated: August [●], 2026	By the Order of the Board of Directors,

/s/ Ryan Polk
Ryan Polk
Secretary of the Board of Directors

Whether or not you expect to attend the Special Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Special Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

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SIDECHANNEL, INC.

146 Main Street, Suite 405

Worcester, MA 01608

PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 23, 2026

The Board of Directors (the “Board”) of SideChannel, Inc. (the “Company”) is soliciting your proxy to vote at a special meeting of stockholders (the “Special Meeting”) to be held on September 23, 2026, at 9:00 a.m., Eastern time, at 146 Main Street, Suite 405, Worcester, MA 01608, including at any adjournments or postponements of the Special Meeting.

Our Board is asking you to vote your shares by completing, signing, and returning a proxy card or by voting over the Internet. If you attend the Special Meeting in person, you may vote at the Special Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

INTERNET AVAILABILITY OF PROXY MATERIALS

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this proxy statement available to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process will expedite stockholders’ receipt of the proxy materials, lower the costs of the Special Meeting, and help to conserve natural resources. On or about August [●], 2026, we intend to begin mailing to each stockholder a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including our proxy statement, on the Internet and how to access an electronic proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. If you receive the Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice. Only stockholders who owned our common stock, $0.001 par value per share, on July 24, 2026 (the “Record Date”) are entitled to vote at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to be Held on September 23, 2026:

The Notice of Meeting and Proxy Statement are available at:

www.envisionreports.com/SDCH

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QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing, and returning the accompanying proxy card, you are designating the individuals identified on the proxy card as your proxy for the Special Meeting and you are authorizing those individuals to vote your shares at the Special Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the SEC to give you when we ask you to sign a proxy card designating the individuals identified on the proxy card to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and proxy card because our Board is soliciting your proxy to vote at the Special Meeting and any adjournment(s) and postponement(s) thereof. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card by mail or vote over the Internet or by phone.

On or about August [●], 2026, we intend to begin mailing to each stockholder a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including our proxy statement, on the Internet and how to access an electronic proxy card to vote on the Internet. Only stockholders who owned our common stock on the Record Date are entitled to vote at the Special Meeting.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

How do I attend the Special Meeting?

The Special Meeting will be held on September 23, 2026, at 9:00 a.m., Eastern time, at 146 Main Street, Suite 405, Worcester, MA 01608. Information on how to vote in person at the Special Meeting is discussed below.

Who is Entitled to Vote?

The Board has fixed the close of business on July 24, 2026, as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. On the Record Date, there were 4,572,757 shares of common stock outstanding. Each share of common stock is entitled to one vote that may be cast on each proposal that may come before the Special Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Computershare Limited, you are the “record holder” of those shares. If you are a record holder, a Notice of Internet Availability of Proxy Materials with instructions on how to obtain these proxy materials was provided directly to you by the Company.

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If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, the Notice has been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See “How Will my Shares be Voted if I Give No Specific Instruction?” below for information on how shares held in street name will be voted without instructions provided.

Who May Attend the Special Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Special Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I Voting on?

There are two matters scheduled for a vote:

1.	To approve the amendment of the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to reduce the number of shares of common stock authorized for issuance from 681,000,000 to 13,100,000 shares and to reduce the number of shares of preferred stock authorized for issuance from 10,000,000 to 1,000,000 shares, and to approve a certificate of amendment to the Certificate of Incorporation to effectuate such reductions (the “Decrease in Authorized Shares”); and

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1.

What if another matter is properly brought before the Special Meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. The proxy also has discretionary authority to vote to adjourn the Special Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations. If any other matters are properly brought before the Special Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with his best judgment.

How Do I Vote?

MAIL	INTERNET
Send your signed proxy card or voter instruction card to: Proxy Services C/O Computershare Investor Services PO Box 43101 Providence, RI 02940-5067	Click this link: www.envisionreports.com/SDCH

Stockholders of Record

If you are a registered stockholder, you may vote by mail, Internet, phone or online at the Special Meeting by following the instructions in the Notice. You also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet is 11:59 p.m., Eastern time, on September 22, 2026. Our Board’s designated proxies identified in the proxy card, will vote your shares according to your instructions. If you attend the Special Meeting, you also will be able to vote your shares at the meeting up until the time the polls are closed.

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Beneficial Owners of Shares Held in Street Name

If you are a street name holder, your broker or nominee firm is the legal, registered owner of the shares, and it may provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote or to request a paper or email copy of our proxy materials. The materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check the Notice or voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet in advance of the meeting and whether, if you attend the Special Meeting, you will be able to vote your shares at the meeting up until the time the polls are closed.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed in a proxy delivered before the Special Meeting. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

IMPORTANT: If you vote by Internet, please DO NOT mail your proxy card.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Special Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 2,286,379 shares must be represented in person or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote via the Internet or in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. If there is not a quorum at the Special Meeting, either the chairperson of the Special Meeting or our stockholders entitled to vote at the Special Meeting may adjourn the Special Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“For” approval of the amendment of the Certificate of Incorporation to effectuate the Decrease in Authorized Shares; and

2.	“For” approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1.

This authorization would exist, for example, if a stockholder of record merely signs, dates, and returns the proxy card but does not indicate how the stockholder’s shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the Board’s designated proxies.

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If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers, and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count votes “For” and “Against,” abstentions and broker non-votes.

What is a Broker Non-Vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares, and (2) the broker lacks the authority to vote the shares at their discretion.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting. Generally, unless provided otherwise by applicable law, our amended and restated bylaws (the “Bylaws”) provide that an action of our stockholders (other than the election of Directors) is approved if a majority of the number of shares of stock present at the meeting (either in person or by proxy) vote in favor of the proposal. Therefore, if a stockholder abstains from voting on Proposal No. 1, for example, such shares are considered present at the Special Meeting for such proposal but, since they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes
Proposal No. 1: Amendment of Certificate of Incorporation to Effectuate Decrease in Authorized Shares	The affirmative vote of the holders of a majority in voting power of the votes which could be cast affirmatively or negatively at the Special Meeting by the holders entitled to vote thereon.	“FOR,” “AGAINST” or “ABSTAIN”	Against (1)

Proposal No. 2: Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1	The affirmative vote of the holders of a majority in voting power of the votes which could be cast affirmatively or negatively at the Special Meeting by the holders entitled to vote thereon.	“FOR,” “AGAINST” or “ABSTAIN”	Against (1)

(1)	A vote marked as an “Abstention” is a vote that could be cast at the Special Meeting and, therefore, will be treated as a vote against the proposal.

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What Are the Voting Procedures?

In voting by proxy, you may vote in favor of or against each proposal, or you may abstain from voting on each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Corporate Secretary of the Company by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: SideChannel, Inc., 146 Main Street, Suite 405, Worcester, MA 01608, Attention: Corporate Secretary. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our Directors, officers, and other employees, personally or by telephone, facsimile, or email. Such persons will receive no compensation for their services in connection with these solicitation activities other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. If you have any questions or require any assistance with completing your proxy, please contact Computershare by telephone at 1-866-595-6048.

Do I Have Dissenters’ Rights of Appraisal?

Stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to Proposal No. 1 (Amendment of Certificate of Incorporation to Effectuate Decrease in Authorized Shares), or Proposal No. 2 (Adjournment proposal).

How can I Find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

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PROPOSAL NO. 1:

DECREASE IN AUTHORIZED SHARES

Introduction

Our Certificate of Incorporation currently authorizes the issuance of up to 681,000,000 shares of common stock and 10,000,000 shares of preferred stock. As of the Record Date, there were 4,572,757 shares of common stock outstanding and no shares of preferred stock outstanding. The Board has approved an amendment to our Certificate of Incorporation (the “Decrease in Authorized Shares Amendment”), a copy of which is attached as Appendix A to this Proxy Statement, to effectuate (i) a decrease in the number of authorized shares of common stock from 681,000,000 to 13,100,000 shares, and (ii) a decrease in the number of authorized shares of preferred stock from 10,000,000 to 1,000,000 shares.

If stockholders approve Proposal No. 1 and if the Decrease in Authorized Shares is effectuated, there will be 14,100,000 shares authorized, consisting of 13,100,000 shares of common stock and 1,000,000 shares of preferred stock. There will be no changes to the number of issued and outstanding shares of common stock as a result of filing the Decrease in Authorized Shares Amendment.

Reasons for the Decrease in our Authorized Shares

Our Board of Directors has determined that the Decrease in Authorized Shares is in the best interests of the Company and unanimously recommended approval by the Company’s stockholders. The proposed reduction reflects the Company’s current and anticipated future capital needs and will help avoid unnecessary administrative complexity, reduce the Company’s annual Delaware franchise tax obligation, and alleviate potential dilution concerns associated with having a large number of unused authorized shares.

As of the Record Date, (i) 4,572,757 shares of our common stock were outstanding out of the 681,000,000 shares that we were authorized to issue, and (ii) no shares of our preferred stock were outstanding out of the 10,000,000 shares that we were authorized to issue. In addition, an aggregate of 219,962 shares of common stock were reserved for issuance under our 2021 Omnibus Equity Incentive Plan and issuable pursuant to exercise of outstanding stock options, warrants and restricted stock units (“RSUs”). The remaining authorized but unissued shares significantly exceed the Company’s current and reasonably foreseeable capital requirements.

The Board believes that maintaining a lower number of authorized shares:

●	Reflects prudent corporate governance;
●	Reduces the risk of potential dilution; and
●	Demonstrates responsible capital structure management to stockholders.

In certain jurisdictions, including the State of Delaware, annual franchise taxes are calculated based on the total number of authorized shares of capital stock, regardless of whether those shares are issued or outstanding. The Board believes that the Decrease in Authorized Shares will help reduce our annual Delaware franchise tax obligation, which we expect will result in substantial savings to us. For tax year 2025, we paid approximately $4,450 in Delaware franchise taxes. We anticipate that, if we remain a Delaware corporation but the Board does not file the Decrease in Authorized Shares Amendment, our Delaware franchise taxes will increase to approximately $200,000 for each of the tax years 2026 and 2027 (based on our current capital structure and assets). However, if stockholders approve the Decrease in Authorized Shares and our Board subsequently determines to file the Decrease in Authorized Shares Amendment in tax year 2026, we anticipate that our Delaware franchise taxes will decrease to approximately $100,000 for tax year 2026 and $4,000 for tax year 2027 (if we remain a Delaware corporation, based on our current assets).

Importantly, we believe the proposed Decrease in Authorized Shares will still provide the Company with sufficient flexibility for future financing, strategic transactions, and equity incentive awards with the desire to avoid having an unreasonably high number of authorized shares and payment of excess franchise taxes, and that the size of the remaining available shares is appropriate to provide for our needs.

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Current Plans, Proposals or Arrangements to Issue Capital Stock

As of the Record Date, the Company had:

●	372,222 shares of common stock issuable upon conversion of outstanding RSUs;
●	601,439 shares of common stock issuable upon exercise of warrants to purchase common stock which will expire at various times from August 2028 to April 2031 at exercise prices ranging from $9.36 to $52.00 per share; and
●	219,962 shares of common stock reserved for future issuance under our 2021 Omnibus Equity Incentive Plan.

Other than as set forth above, the Company has no current plans, proposals or arrangements, written or oral, to issue any shares of common stock or preferred stock following the filing of the proposed Decrease in Authorized Shares Amendment.

Effects of the Decrease in Authorized Shares

The proposed Decrease in Authorized Shares Amendment will not affect the rights of existing stockholders or any currently issued and outstanding shares of common stock. It will not have any impact on the Company’s issued and outstanding shares, voting rights, or other corporate governance provisions.

Procedure for Effectuating the Decrease in Authorized Shares

If the Board decides to implement the Decrease in Authorized Shares, the Decrease in Authorized Shares will become effective on the date the Decrease in Authorized Shares Amendment is filed with the Secretary of State of the State of Delaware (or at such later time as set forth therein). The time of such filing, if any, will be determined by the Board in its sole discretion. Such filing may occur as soon as immediately following the Special Meeting or at any time prior to the date that is 12 months from the date of the Special Meeting The form of the Certificate of Amendment is attached hereto as Appendix A.

The Board reserves the right to withdraw Proposal No. 1 relating to the Decrease in Authorized Shares and, if such proposal is withdrawn, all references in the Company’s proxy materials to voting for Proposal No. 1 should be disregarded. In addition, the Decrease in Authorized Shares may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Decrease in Authorized Shares Amendment with the Delaware Secretary of State, notwithstanding stockholder adoption and approval of the Decrease in Authorized Shares Amendment, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Decrease in Authorized Shares. If the Decrease in Authorized Shares Amendment implementing the Decrease in Authorized Shares has not been filed with the Delaware Secretary of State on or before the date that is 12 months from the date of the Special Meeting, the Board will be deemed to have abandoned the Decrease in Authorized Shares.

Appraisal Rights

There are no rights of appraisal or similar rights of dissenters with respect to this proposal.

Interests of Officers and Directors in this Proposal

Our officers and Directors do not have any substantial interest, direct or indirect, in this proposal.

Required Vote of Stockholders

The affirmative vote of the holders of the holders of a majority in voting power of the votes which could be cast affirmatively or negatively at the Special Meeting by the holders entitled to vote thereon is required to approve this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal No. 1.

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PROPOSAL NO. 2:

ADJOURNMENT

Proposal No. 2 allows the Board submit a motion to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1 (the Decrease in Authorized Shares proposal).

If Proposal No. 2 is approved, the Special Meeting can be adjourned and the Company can use the additional time to solicit proxies, including from stockholders who have previously voted against or abstained from voting on Proposal No. 1. Among other things, approval this Proposal No. 2 could mean that, even if the Company receives proxies representing a sufficient number of votes against Proposal No. 1 to defeat the proposal, the Company could adjourn the Special Meeting without a vote on Proposal No. 1 and seek to convince those stockholders to change their votes.

If the Special Meeting is adjourned, stockholders who have already submitted their proxies do not need to submit new proxies unless they wish to revoke or change their prior votes.

If a quorum is present at the Special Meeting but there are insufficient votes to approve Proposal No. 1, the Chair of the Special Meeting could technically attempt to adjourn the Special Meeting under the authority granted by our Bylaws; however, the Board believes that submitting the question of adjournment to our stockholders as a formal proposal provides transparent corporate governance and avoids potential equitable challenges regarding the fairness of the voting process.

Required Vote

The affirmative vote of the holders of the holders of a majority in voting power of the votes which could be cast affirmatively or negatively at the Special Meeting by the holders entitled to vote thereon is required to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting, including any adjournment thereof, to approve Proposal No. 1.

The Board of Directors unanimously recommends a vote “FOR” Proposal No. 2.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by (i) each executive officer identified in the summary compensation table contained in our most recent annual report or proxy statement, (ii) each member of our Board, (iii) each person deemed to be the beneficial owner of more than 5% of our common stock, and (iv) all of our executive officers and Directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our stock listed as owned by such person. The address of each person is deemed to be the address of the Company unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. The percentages are based upon 4,572,757 shares of our common stock outstanding as of the Record Date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Executive Officers and Directors:
Robert Brown	14,638	(2)	*
Brian Haugli	1,732,114	(3)	37.9%
Nick Hnatiw	288,748	(4)	6.3%
Ryan Polk	46,372	(5)	1.0%
Hugh Regan, Jr.	27,245	(6)	*
Anna Seacat	-	(7)	-
All Directors and executive officers as a group (6 persons)	2,109,117	(8)	46.1%

Other 5% or Greater Stockholders:
None

*Less than 1%

(1)	Includes shares of common stock that individuals have the right to acquire within 60 days of the Record Date.
(2)	In addition, as of the Record Date, Mr. Brown has an aggregate of 7,052 unvested RSUs.
(3)	In addition, as of the Record Date, Mr. Haugli has an aggregate of 104,554 unvested RSUs.
(4)	In addition, as of the Record Date, Mr. Hnatiw has an aggregate of 22,259 unvested RSUs.
(5)	In addition, as of the Record Date, Mr. Polk has an aggregate of 69,704 unvested RSUs.
(6)	In addition, as of the Record Date, Mr. Regan has an aggregate of 7,052 unvested RSUs.
(7)	In addition, as of the Record Date, Ms. Seacat has an aggregate of 21,154 unvested RSUs.
(8)	In addition, as of the Record Date, the executive officers and Directors, as a group, have an aggregate of 231,775 unvested RSUs.

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OTHER MATTERS

The Board knows of no other business, which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies. The proxy also has discretionary authority to vote to adjourn the Special Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, we will cancel your previously submitted proxy.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

For business (including, but not limited to, Director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given written notice of the Proposing Stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary of the Company not later than 60 calendar days prior to the date such annual meeting is to be held. If the current year’s meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, notice must be received not later than 10 calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a Proposing Stockholder’s notice as provided above.

A Proposing Stockholder’s notice must comply with SEC regulations, as well as the provisions of our Bylaws and shall include, but not be limited to, as to each matter the Proposing Stockholder proposes to bring before the annual meeting:

(a) The name and address of the Proposing Stockholder, and the classes and number of shares of the corporation held by the Proposing Stockholder.

(b) If the notice is in regard to a nomination of a candidate for election as Director: (a) the name, age, and business and residence address of the candidate; (b) the principal occupation or employment of the candidate; and (c) the class and number of shares of the corporation beneficially owned by the candidate.

(c) If the notice is about a proposal other than a nomination of a candidate for election as Director, a brief description of the business desired to be brought before the meeting and the material interest of the Proposing Stockholder in such proposal.

Stockholders who intend to have a proposal considered at our next annual meeting of stockholders must submit the proposal to us at our corporate headquarters no later than September 4, 2026, which proposal must be made in accordance with the provisions of our Bylaws and SEC regulations.

Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of Director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors, by the same deadline as disclosed above. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly. If the date of the annual meeting is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the annual meeting and the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made.

12

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

Brokers with account holders who are our stockholders may be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker, or submit a request in writing to our Secretary, c/o SideChannel, Inc., 146 Main Street, Suite 405, Worcester, MA 01608. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports on Form 10-K

Copies of our Annual Report on Form 10-K for Fiscal 2025 may be obtained without charge by writing to the Company’s Secretary, SideChannel, Inc., 146 Main Street, Suite 405, Worcester, MA 01608, The Notice, our Annual Report on Form 10-K and this proxy statement are also available online at https://investors.sidechannel.com/sec-filings.

By Order of the Board of Directors,

August [●], 2026	/s/ Ryan Polk
Ryan Polk
Secretary of the Board of Directors

13

APPENDIX A

Certificate of Amendment

to

Certificate of Incorporation,

as Amended

(Attached)

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

OF

SideChannel, Inc.

SideChannel, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the corporation is SideChannel, Inc. The date of filing of the original Certificate of Incorporation of the Corporation (the “Certificate”) with the Secretary of State of the State of Delaware is September 8, 2021.

2. This Certificate of Amendment to Certificate of Incorporation (this “Certificate of Amendment”) amends the Certificate, as amended to date, by amending and restating the first paragraph of Article IV of the Certificate as amended to date, to provide as follows:

The total number of shares of stock of all classes which the Company is authorized to issue is 14,100,000 shares, consisting of 13,100,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 1,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

3. The remaining provisions of the Certificate not affected by the aforementioned amendment shall remain in full force and shall not be affected by this Certificate of Amendment.

4. This Certificate of Amendment has been duly approved and adopted by the Board of Directors of the Corporation on [●], 2026, and the actions set forth herein have been approved by the stockholders of the Corporation on [●], 2026, in accordance with the provisions of Sections 141, 211 and 242 of the General Corporation Law of the State of Delaware.

5. The foregoing amendment will be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [●] day of [●], 2026.

By:
Name:	Brian Haugli
Title:	Chief Executive Officer

SideChannel

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on September 22, 2026.

Online
Go to www.envisionreports.com/SDCH or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SDCH

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Special Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals – The Board of Directors recommend a vote FOR Proposals 1 and 2.

+

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 6 9 6 5 0 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

04BH4A

2026 Special Meeting Admission Ticket

2026 Special Meeting of SideChannel, Inc. Stockholders

September 23, 2026, 9:00 a.m., Eastern time
SideChannel, Inc. Headquarters
146 Main Street, Suite 405, Worcester, MA 01608

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders.
The material is available at: www.envisionreports.com/SDCH

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SDCH

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SideChannel, Inc.

Notice of 2026 Special Meeting of Stockholders

Proxy Solicited by Board of Directors for Special Meeting — September 23, 2026

Brian Haugli and Ryan Polk, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of SideChannel, Inc. to be held on September 23, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 and 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C **Non-Voting Items**

Change of Address — Please print new address below.

Comments — Please print your comments below.